UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 21, 2024

Date of Report (Date of earliest event reported)

flooidCX Corp.
(Exact name of registrant as specified in its charter)

Nevada	0-55965	35-2511643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14747 N Northsight Blvd Ste 111-218 Scottsdale, AZ	85260
(Address of principal executive offices)	(Zip Code)

(702) 323-6455

Registrant’s telephone number, including area code

Not applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 1.01 Entry into a Material Definitive Agreement.

On March 23, 2023, Quantum Energy Corporation DBA/flooidCX Corp. (“FLCX”), a Nevada corporation, and Quantum Energy, Inc., a Nevada corporation (“QREE”), entered into an Agreement and Plan of Merger (the “Agreement”). Subsequently, the parties agreed that it was no longer in their material interest to proceed with the merger, and on March 21, 2024 the parties entered into a termination agreement which officially terminated the merger and the merger agreement, and released the parties from all liabilities related thereto.

Both FLCX and QREE will continue to operate as separate and distinct entities, each maintaining their respective corporate structures and trading status on the OTC Markets.

As a result of the termination of the Agreement, the planned change in the surviving company as contained in the Agreement will not take place.

Inductance Energy Corporation (“IE”), currently operated as a majority owned subsidiary of Quantum Energy, Inc., will continue in its current structure, and current shareholders of Inductance Energy Corporation will retain their current ownership of IE.

The decision to terminate the Agreement was reached in an amicable and cooperative manner, with both parties agreeing that this course of action was in the best interest of their respective shareholders.

Forward-Looking Statements

Certain statements contained herein, are not based on historical fact and are “forward-looking statements” within the meaning of applicable securities laws. Generally, these statements can be identified by the use of words such as “believes,” “estimates,” “expects,” “plans,” “may,” “will,” “should,” “could,” “would” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include all matters that are not historical facts. By their nature, forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the Company’s forward-looking statements. These risks and uncertainties include, but are not limited to: local, regional, national and international economic conditions; consumer confidence and spending patterns, which are subject to fluctuation and could increase or decrease more than the Company expects; weather, acts of God and other disasters; the seasonality of the Company’s business; inflation or deflation; increases in unemployment rates and taxes; increases in labor and health insurance costs; competition and changes in consumer tastes and the level of acceptance of the Company’s products; demographic trends; the cost of advertising and media; government actions and policies; interest rate changes, compliance with debt covenants and the Company’s ability to make debt payments. The Company assumes no obligation to update any forward-looking statement, except as may be required by law. These forward-looking statements speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Regulation S-K Number	Document

10.1	Termination Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

flooidCX Corp.

Date: March 29, 2024	By:	/s/ Dennis M. Danzik
Dennis M. Danzik President & CEO

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